ASSET PURCHASE AGREEMENT

         Agreement made as of the 25th day of March, 1998 by and among Unidigital Inc., a Delaware corporation with its principal office at 545 West 45th Street, New York, New York 10036 ("Unidigital"), its wholly-owned subsidiary, Unison (NY), Inc., a Delaware corporation with its principal office at c/o Unidigital Inc., 545 West 45th Street, New York, New York 10036 (the "Buyer"), Kwik International Color, Ltd., a New York corporation with its principal office at 229 West 28th Street, New York, New York 10001-5996 (the
"Seller") and Richard J. Sirota, the sole shareholder of the Seller (the "Shareholder"). The Seller and the Shareholder are sometimes collectively referred to herein as the "Selling Parties."

                              Preliminary Statement
                              ---------------------

         The Seller is engaged principally in the business of general printing, color separation services and large format printing services (the "Business"). The Buyer desires to purchase, and the Seller desires to sell, all of the assets and the Business of the Seller (except for the Excluded Assets (as defined below)), for the consideration set forth below and the assumption of certain of the Seller's liabilities set forth below, subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

         1.    Sale and Delivery of the Assets
               -------------------------------

         1.1   Delivery of the Assets.
               ----------------------

               (a) Subject to and upon the terms and conditions of this Agreement, except as specifically provided in Section 1.1(b) hereof, at the closing of the transactions contemplated by this Agreement (the "Closing"), the Seller shall sell, transfer, convey, assign and deliver to the Buyer, and the Buyer shall purchase from the Seller, free and clear of all liens, liabilities, security interests, leasehold interests and encumbrances of any nature whatsoever (except as otherwise expressly provided herein), all of the properties, assets and other claims, rights and interests of the Seller or which are used in the Business of whatever kind, character or description, whether real, personal or mixed, tangible or intangible, wherever situated, including without limitation:

                    (i) all inventories of raw materials, work in process, goods in transit (i.e., inventories purchased by, but not delivered to, the Seller), finished goods, office supplies, maintenance supplies, packaging materials, spare parts and similar items (collectively, the "Inventory");

                    (ii) all accounts receivable and notes receivable (including any security held by the Seller for the payment thereof) (collectively, the "Accounts Receivable");

                    (iii)those   prepaid   expenses   set   forth  in   Schedule
1.1(a)(iii);

                    (iv) all rights under the contracts, agreements, leases, licenses, purchase orders, customer sales agreements and other instruments set forth on Schedule 2.9(b) and Schedule 2.13(b) attached hereto (collectively, the "Contract Rights");

                    (v) except as set forth in Section 1.1(b)(iv), all books; payment records; accounts; customer lists; environmental reports or studies; correspondence; production records; technical, accounting, manufacturing and procedural manuals; engineering data; development and design data; plans, blueprints, specifications and drawings; employment and personnel records; and other useful business records, including electronic media, and any confidential or other information which has been reduced to writing, utilized in the conduct of or relating to the Business or the Assets (as hereinafter defined), subject to the Seller's right to retain copies thereof which the Seller reasonably requires for its ongoing operation, winding-up or dissolution;

                    (vi) all rights of the Seller under express or implied warranties from the suppliers of the Assets to the extent transferable (but excluding such rights insofar as the same pertain to liabilities retained by the Seller hereunder);

                    (vii)the motor  vehicles and other  rolling  stock listed on
Schedule 1.1(a)(vii);

                    (viii)all of the machinery, equipment, tools, dies, tooling, production fixtures, maintenance machinery and equipment, computers, telecommunication systems, fittings and other office equipment, furniture, leasehold improvements and construction in progress on the date hereof whether or not reflected as capital assets in the accounting records of the Seller which are owned by the Seller and used or useful in the Business including but not limited to all of the foregoing located at the locations set forth on Schedule 1.1(a)(viii) (collectively, the "Fixed Assets");

                    (ix) all right, title and interest of the Seller in and to all intangible property rights relating to the Business, including but not limited to inventions, discoveries, trade secrets, processes, formulas, know-how, United States and foreign patents, patent applications, trade names, including but not limited to the name "Kwik International Color, Ltd.", or any derivation thereof and those names listed on Schedule 2.20 attached hereto, trademarks, trademark registrations, applications for trademark registrations, copyrights, copyright registrations, certification marks, industrial designs, technical expertise, research data and other similar property and the registrations and applications for registration thereof owned by the Seller or, where not owned, used by the Seller in the Business and all goodwill associated thereto and all licenses and other agreements to which the Seller is a party (as licensor or licensee) or by which the Seller is bound relating to any of the foregoing kinds of property or rights to any "know-how" or disclosure or use of ideas (collectively, the "Intangible Property");

                    (x) all transferable approvals, authorizations, certifications, consents, variances, permissions, licenses and permits to or from, or filings, notices or recordings to or with, federal, state, foreign, and local governmental authorities as held or effected by the Seller in connection with the Assets;

                    (xi) all of the Seller's goodwill and the exclusive right to use the names of the Seller as all or part of a corporate name;

                    (xii)except as specifically provided in Section 1.1(b) hereof, all other assets, properties, claims, rights and interests of the Seller which relate to the Business and exist on the date hereof, of every kind and nature and description, whether tangible or intangible, real, personal or mixed; and

                    (xiii)cash or cash equivalents ("Cash").

               (b) Notwithstanding the provisions of Section 1.1(a) above, the assets to be transferred to the Buyer under this Agreement shall not include (i) any of Seller's rights or consideration under this Agreement, or (ii) any refunds of federal, state, foreign or local income or other tax paid by the Seller, or (iii) any insurance policies currently held by the Seller and related premium agreements for general liability, product liability and workers compensation insurance for periods prior to the date hereof, or (iv) the financial books and records of the Seller (it being understood that the Seller shall make such financial books and records available at the reasonable request of the Buyer), or (v) those assets listed on Schedule 1.1(b) attached hereto (collectively, the "Excluded Assets").


               (c) The Inventory, Accounts Receivable, Contract Rights, Fixed Assets, Intangible Property, Cash and other properties, assets and business of the Seller described in Section 1.1(a) above, other than the Excluded Assets, shall be referred to collectively as the "Assets."

          1.2  Further Assurances.
               ------------------

               (a) At the Closing, the Seller shall execute and deliver a Bill of Sale (the "Bill of Sale") substantially in the form attached hereto as Exhibit A, and the assignments described in Sections 7.14(b) and (c) hereof. At any time and from time to time after the Closing, at the Buyer's request and without further consideration, the Selling Parties (or their successors) promptly shall execute and deliver such assignments of leases and other instruments of sale, transfer, conveyance, assignment and confirmation, and take such other action, as the Buyer may reasonably request to more effectively transfer, convey and assign to the Buyer, and to confirm the Buyer's title to, all of the Assets and the Business, to put the Buyer in actual possession and operating control thereof, to assist Buyer in exercising all rights with respect thereto and to carry out the purpose and intent of this Agreement.

               (b) The Selling Parties and the Buyer each will use its best efforts to obtain as promptly as possible written consents to the transfer, assignment or sublicense to the Buyer of all agreements, commitments, purchase orders, contracts, licenses, leases, rights and other contract documents being transferred pursuant to Section 1.1(a) hereof where the approval or other consent of any other person is required. If any such approval or consent cannot be obtained, or if the parties hereafter agree in writing that it is not in their respective best interests to obtain any such approval or other consent, the Selling Parties will cooperate with the Buyer in any reasonable arrangement designed to provide the Buyer with substantially the same economic benefits as if such approval or other consent had been obtained and the transfer effected on or before the date hereof.

          1.3  Assumption of Liabilities.
               -------------------------

               (a) At the  Closing,  the Buyer  shall  execute  and  deliver  an
Instrument of Assumption of Liabilities (the "Assumption Agreement") substantially in the form attached hereto as Exhibit B, pursuant to which it shall assume and agree to (i) perform, pay and discharge, in accordance with their respective terms, all those liabilities and obligations set forth on
Schedule 1.3(a) attached hereto which were incurred in the ordinary course of business of the Business and are outstanding on the date hereof (the obligations set forth in (i) are collectively, the "Assumed Current Liabilities"); (ii) perform in accordance with their terms those obligations outstanding on the date hereof under the Contract Rights; and (iii) perform in accordance with their terms those liabilities arising after the date hereof from any agreement, contract, commitment or other contract documents which the Buyer has requested be transferred to it pursuant to Section 1.1(a) but which has not been so transferred due to the failure of the Seller to obtain the consent or approval required for such transfer, provided that the Buyer has received substantially the same economic benefit of such contract as if such consent or approval had been obtained (the obligations set forth in (i), (ii) and (iii) are, collectively, the "Assumed Liabilities").

               (b) Except as otherwise provided herein, the Buyer shall not assume any of the liabilities of the Selling Parties and shall purchase the Assets free and clear of all liens, mortgages, security interests, encumbrances and claims and the Selling Parties each represent, warrant and agree that the Buyer shall not be or become liable for any claims, demands, liabilities or obligations not expressly assumed in this Agreement of any kind whatsoever arising out of or relating to the conduct of the Business by Seller or the Assets or Assumed Liabilities prior to the date hereof. Without limiting the foregoing, the Buyer shall not at the Closing assume or agree to perform, pay or discharge, and the Selling Parties shall remain unconditionally liable for, all obligations, liabilities and commitments, fixed or contingent, of the Selling Parties other than the Assumed Liabilities, including but not limited to:

                    (i) severance, termination or other payments or benefits (including but not limited to post-retirement benefits) including but not limited to those owing under the Seller's severance policy or any employment agreement to any employees (union or non-union), sales agents or independent contractors employed by the Seller prior to the Closing (collectively, "Seller's Employees"), liabilities arising under any federal, state, local or foreign "plant closing law", liabilities accruing under the Seller's employee benefit plans, vacation pay plans or programs, retirement plans, and liabilities for any Employee Plan (as defined in Section 2.21 except those liabilities to Seller's Employees who become employees of the Buyer after the Closing relating solely to and arising solely out of their term of employment with the Buyer);

                    (ii) worker's compensation claims arising from events prior to the Closing;

                    (iii)stock option or other stock-based awards made to Seller's Employees;

                    (iv) liabilities for any federal, state, local or foreign income taxes (including interest, penalties and additions to such taxes) or any deferred income taxes of the Selling Parties;

                    (v) liabilities for any payroll taxes (including interest, penalties and additions to such taxes), except those liabilities to Seller's Employees who become employees of the Buyer after the Closing relating solely to and arising solely out of their term of employment with the Buyer;

                    (vi) liabilities incurred for violations of occupational safety, wage, health, welfare, employee benefit or environmental laws or regulations prior to the date hereof;

                    (vii)liabilities   to  the  extent  related  solely  to  the
     Excluded Assets;

                    (viii)except as provided in Section 11 hereof, any tax (including but not limited to any federal, state, local or foreign income, franchise, single business, value added, excise, customs, intangible, sales, transfer, recording, documentary or other tax) imposed upon, or incurred by, the Selling Parties, if any, in connection with or related to this Agreement or the transactions contemplated hereby (including interest, penalties and additions to such taxes);

                    (ix) liabilities for any commercial rent taxes to the extent accrued but not paid prior to the date hereof;

                    (x) other than the Assumed Liabilities, any liabilities of the Seller to third parties arising out of the failure of the Seller to obtain any necessary consents to the assignment to the Buyer of contracts or leases to which the Seller is a party (including damages asserted by third parties for breach of such contracts or leases due to the failure to obtain such consents);

                    (xi) liabilities, contingent or otherwise, which are not disclosed on Schedule 1.3(a);

                    (xii)liabilities for borrowed money or liabilities, other than the Assumed Liabilities, to creditors of the Selling Parties;

                   (xiii)liabilities of the Seller for any state franchise taxes or annual license or other fees relating to qualification as a foreign corporation or authorization to do business in such states (including interest, penalties and additions to such taxes and fees); and

                    (xiv)any other liabilities of any kind or nature whether now in existence or arising hereafter not expressly assumed by the Buyer under
Section 1.3(a) hereof.

          1.4  Purchase Price.
               --------------

               (a) In consideration of the transfer of the Business and Assets of the Seller to the Buyer hereunder, the Buyer will assume the Assumed Liabilities and will pay an aggregate purchase price (the "Purchase Price"), subject to the provisions of Sections 1.4(b) and (c), Section 1.5 and Section 1.7, equal to (i) $18,000,000 in cash payable to the Seller (such aggregate amount of consideration to be paid in cash in accordance with the provisions of this Section 1.4(a)(i) hereof being referred to herein as the "Cash Consideration"), (ii) $750,000 payable to the Seller, such amount to be paid by the issuance of a 5.7% subordinated promissory note (the "Note") in the form attached hereto as Exhibit C, and (iii) $6,000,000 payable to the Shareholder, such amount to be paid by the issuance of such number of shares of restricted Unidigital common stock (the "Unidigital Stock"), which when multiplied by the average closing prices of Unidigital's common stock for the twenty (20) trading days immediately prior to the ten (10) trading days immediately prior to the Closing (the "Stock Price"), shall have a market value of $6,000,000; provided, however, that in no event shall the Stock Price be (A) less than $4.00 per share, or (B) greater than $10.00 per share and provided, further, however, that Unidigital, in its sole discretion, shall have the right to limit the number of shares of Unidigital Stock delivered pursuant to this Section 1.4 to such number of shares of Unidigital Stock equal to twenty percent (20%) of the then outstanding number of shares of common stock of Unidigital minus one share (such aggregate amount of consideration paid in stock in accordance with the provisions of this Section 1.4(a)(iii) hereof being referred to herein as the "Stock Consideration").

               (b) In the event that the value of the Stock Consideration paid to the Shareholder is less than $6,000,000 (determined by multiplying the Stock Price by the number of shares of Unidigital Stock actually delivered by Unidigital pursuant to Section 1.4(a)(iii) hereof), the Buyer shall pay additional cash consideration (the "Additional Cash Consideration") to the Shareholder, such that the sum of the value of the Stock Consideration and the Additional Cash Consideration is equal to $6,000,000.

               (c) As promptly as possible following the Closing, but in no event later than sixty (60) days following the Closing, the Buyer and the Seller shall cooperate in the preparation of Schedule 1.4(c) setting forth Minimum Net Asset Value (as defined below) as of the date hereof. In the event that such Minimum Net Asset Value is less than $3,500,000, the Purchase Price payable to the Selling Parties shall be reduced by the amount of such deficiency. Such deficiency shall be paid to the Buyer pursuant to the terms of the Escrow Agreement (as defined below) to the extent available.

               (d) In the event the Seller disputes Schedule 1.4(c), the Seller shall notify the Buyer in writing within twenty (20) calendar days after delivery of Schedule 1.4(c) setting forth the amount, nature and basis of the dispute.

               Within the following thirty (30) days, the parties shall use their best efforts to resolve such dispute. Upon their failure to do so, the dispute shall be submitted for arbitration as follows:

                    (i) The arbitrator shall be a public accounting firm located in the City of New York, State of New York. In the event the selected arbitrator declines or is unable to serve for any reason, the parties shall select another arbitrator. Upon their failure to agree on another arbitrator, the Commercial Arbitration Rules of the American Arbitration Association shall be invoked to make such selection.

                    (ii) The arbitrator shall follow the Commercial Arbitration Rules of the American Arbitration Association, except as otherwise provided herein. The arbitrator shall substantially comply with the rules of evidence; shall grant essential but limited discovery; shall provide for the exchange of witness lists and exhibit copies; shall conduct a pretrial and consider dispositive motions. Each party shall have the right to request the arbitrator to make findings of specific factual issues.

               The arbitrator shall complete its proceedings and render its decision within forty (40) days after submission of the dispute to it, unless both parties agree to an extension. Each party shall cooperate with the arbitrator to comply with procedural time requirements and the failure of either to do so shall entitle the arbitrator to extend the arbitration proceedings accordingly and to impose sanctions on the party responsible for the delay, payable to the other party.

               In the event the arbitrator does not fulfill its responsibilities on a timely basis, either party shall have the right to require a replacement and the appointment of a new arbitrator.

                    (iii)The decision of the arbitrator shall be final and binding upon the parties and accordingly a judgment by a court of competent jurisdiction may be entered in accordance therewith.

               (e) For purposes of this Agreement, "Minimum Net Asset Value" shall mean the aggregate value of the Assets acquired hereunder less (i) the Assumed Current Liabilities and (ii) the capital lease obligations (net of current portion included in Assumed Current Liabilities) assumed hereunder.

          1.5  The Closing.
               -----------

               (a) The Closing shall take place at the offices of Kantor Davidoff Wolfe Mandelker & Kass, counsel to the Seller, on the date hereof. The transfer of the Assets by the Seller to the Buyer shall be deemed to occur on the date hereof.

               (b) Subject to Section 1.5(c) and Section 1.7, at the Closing, the Buyer shall pay the Purchase Price in the following manner:

                    (i)   by the assumption of the Assumed Liabilities;

                    (ii)  payment of the Cash Consideration;

                    (iii) delivery of the Note;

                    (iv)  payment of the Additional Cash Consideration,  if any;
                          and

                    (v) delivery of the Stock Consideration.

               (c) At the Closing, the Buyer shall deliver a portion of the Cash Consideration equal to $1,000,000 and such number of shares of Unidigital Stock which have a market value of $1,000,000 (determined in accordance with the provisions set forth in Section 1.4(a)) (collectively, the "Escrow Amount") to a third-party escrow agent, reasonably acceptable to the Seller and the Buyer (the "Escrow Agent"), pursuant to an Escrow Agreement (the "Escrow Agreement") substantially in the form attached hereto as Exhibit D. The disbursement of the Escrow Amount held by the Escrow Agent shall be done in accordance with the terms of the Escrow Agreement.

               (d) Subject to Section 1.7, the Cash Consideration shall be paid to the Seller by wire transfer to an account to be specified by the Seller.

          1.6 Allocation of Purchase Price. The aggregate amount of the Purchase Price shall, for tax purposes only, be allocated among the Assets and Assumed Liabilities substantially in accordance with the amounts set forth on Schedule
1.6. The Seller and the Buyer agree that they will not take any position which is materially inconsistent with the allocations provided for in this Agreement in preparing income, capital or franchise tax returns.

          1.7 Use of Proceeds. At the Closing, the Buyer shall direct that a portion of the Cash Consideration be paid as set forth on Schedule 1.7 attached hereto.

          2.   Representations of the Selling Parties
               --------------------------------------

               The representations and warranties made by the Selling Parties herein or in any instrument or document furnished in connection herewith shall survive the Closing until (and including) the second anniversary of the date hereof, except for any representations or warranties relating to any tax matters which shall survive through the appropriate statute of limitations. The representations and warranties in this Section 2 or in any document delivered to the Buyer pursuant to this Agreement are deemed to be material and the Buyer is entering into this Agreement relying on such representations and warranties. The Selling Parties, jointly and severally, represent and warrant to the Buyer as follows (it being understood that all references in this Section 2 to the Seller shall be deemed to include any of Seller's subsidiaries, unless the context otherwise requires):

          2.1 Organization. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and has all requisite power and authority (corporate and other) to own its properties, to carry on its business as now being conducted, to execute and deliver this Agreement and the agreements contemplated herein, and to consummate the transactions contemplated hereby. Schedule 2.1 sets forth the authorized and outstanding capital stock of the Seller as well as the record and beneficial owners thereof. Except as set forth on Schedule 2.1, the Seller does not own or control, directly or indirectly, any corporation, partnership, association or business entity. The Seller is duly qualified to do business and in good standing in all jurisdictions in which its ownership of property or the character of its business requires such qualification. Schedule 2.1 contains a true, correct and complete list of all of the jurisdictions in which the ownership of the property used in the Business or the nature of the Business requires qualification.

          2.2 Authorization. The execution and delivery of this Agreement (and all other agreements provided for herein) by the Seller, and the consummation by the Seller of all transactions contemplated hereby, has been duly authorized by all requisite corporate and shareholder action. This Agreement and all such other agreements and obligations entered into and undertaken in connection with the transactions contemplated hereby to which the Seller is a party constitutes the valid and legally binding obligations of the Seller, enforceable against it, in accordance with their respective terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally. The execution, delivery and performance by the Seller of this Agreement and the agreements provided for herein, and the consummation by the Buyer of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both,
(a) violate the provisions of any law, rule or regulation applicable to the Seller; (b) violate the provisions of the Certificate of Incorporation or Bylaws of the Seller; (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator; or (d) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Seller pursuant to, any indenture, mortgage, deed of trust or other instrument or agreement to which any of them is a party or by which any of them or any of their properties is or may be bound, other than with respect to obligations of Seller which will be discharged at or prior to Closing. Schedule 2.2 attached hereto sets forth a true, correct and complete list of all consents, approvals, permissions, licenses, authorizations and other requirements prescribed by law, rule, regulation or by contract in connection with the consummation by the Seller of the transactions contemplated by this Agreement. Except as indicated on Schedule 2.2, all such items have been obtained and satisfied.

          2.3 Ownership of the Assets. Schedule 2.3 attached hereto sets forth a true, correct and complete list of all claims, liabilities, liens, pledges, charges, encumbrances and equities of any kind affecting their respective Assets (collectively, the "Encumbrances"). The Seller is the true and lawful owner of the Assets, and has the right to sell and transfer to the Buyer good and marketable title to all Assets, which are free and clear of all Encumbrances. The delivery to the Buyer of the instruments of transfer of ownership contemplated by this Agreement will vest good and marketable title to all Assets in the Buyer, free and clear of all liens, mortgages, pledges, security interests, restrictions, prior assignments, encumbrances and claims of any kind or nature whatsoever. The Assets to be conveyed to the Buyer hereunder constitute all properties, assets, rights and claims which are necessary to the conduct of the Business as currently conducted by the Seller.

          2.4  Financial Statements.
               --------------------

               (a) The Seller has previously delivered to the Buyer its audited balance sheets as of December 31, 1996 and 1997, and the related statements of operations, shareholders' equity and changes in financial position of the Seller for the fiscal years then ended (collectively, the "Audited Financial Statements"). As promptly as possible following the Closing, but in no event later than sixty (60) days following the Closing, the Seller shall deliver to the Buyer an unaudited balance sheet as of February 28, 1998, and the related statements of operations, shareholders' equity and changes in financial position of the Seller for each of the months ended January 31, 1998 and February 28, 1998, respectively (collectively, the "Unaudited Financial Statements" and, together with the Audited Financial Statements, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied consistently with past practice.

               (b) The Financial Statements are accurate and complete, and fairly present, as of their respective dates, the financial condition, retained earnings (deficit), assets and liabilities of the Seller and the results of operations of the Seller's business for the periods indicated. Nothing has come to the attention of the Seller since the date of the Financial Statements which would lead it to believe that the reserves and accruals shown thereon are inadequate for all reasonably anticipated losses, costs and expenses and the Seller reasonably believes that such reserves and accruals are adequate for all of such losses, costs and expenses.

               (c) Schedule 2.4(c) attached hereto sets forth Adjusted EBITDA (as defined below) for the twelve-month period ended December 31, 1997.

               (d) For purposes of this Agreement,  "Adjusted EBITDA" shall mean the Seller's audited earnings before interest, taxes, depreciation and amortization, plus annual remuneration in excess of $500,000 paid by the Seller to the Shareholder (provided such remuneration is paid to the Shareholder as compensation in the normal course of performance of his duties as an employee, officer and director of the Seller), plus certain non-recurring, non-operating expenses as shall have been approved by the Buyer.

          2.5 Litigation. Except as set forth on Schedule 2.5, the Seller is not a party to, or to the Selling Parties' best knowledge threatened with, and none of the Assets are subject to, any litigation, suit, action, investigation (to the best of the Selling Parties' knowledge), grievance, arbitration, proceeding, or controversy or claim before any court, administrative agency or other governmental authority relating to or affecting the Assets or the business, properties, condition (financial or otherwise) or prospects of the Business. The Seller is not in violation of or in default with respect to any judgment, order, award, writ, injunction, decree or rule of any court, governmental department, commission, agency, instrumentality, arbitrator, administrative agency or governmental authority or any regulation of any administrative agency or governmental authority, where such violation or default would have a material adverse effect upon the Assets, the business, properties, condition (financial or otherwise) or prospects of the Business or the consummation of the transactions contemplated hereby. The Seller has not received notice of any product liability claim, warranty claim or other claim whatsoever which, if decided adversely, would have a material adverse effect on the Assets or the business, condition (financial or otherwise), properties or prospects of the Business.

          2.6 Insurance. Schedule 2.6 sets forth a true, correct and complete list of all fire, theft, casualty, general liability, workers compensation, business interruption, environmental impairment, product liability, automobile and other insurance policies insuring the Assets or business of the Business and of all life insurance policies maintained for any employees of the Business, specifying the type of coverage, the amount of coverage, the premium, the insurer and the expiration date of each such policy (collectively, the "Insurance Policies") and all claims made under such Insurance Policies since January 1, 1993. True, correct and complete copies of all of the Insurance Policies have been previously delivered by the Seller to the Buyer. The Insurance Policies are in full force and effect and are in amounts and of a nature which are adequate and customary for the business of the Business. All premiums due on the Insurance Policies or renewals thereof have been paid and there is no default under any of the Insurance Policies. Except as set forth on
Schedule 2.6, the Seller has not received any notice or other communication from any issuer of the Insurance Policies canceling or materially amending any of the Insurance Policies, materially increasing any deductibles or retained amounts thereunder, or materially increasing the annual or other premiums payable thereunder, and, to the best knowledge of the Selling Parties, no such cancellation, amendment or increase of deductibles, retainers or premiums is threatened.

          2.7 Inventory. Schedule 2.7 sets forth a true, correct and complete list of the Inventory as of the date hereof, including a description and valuation thereof. At the Closing, the Inventory will consist of items of a quality and quantity which are usable or saleable, without discount and at values at least equal to the values indicated on the latest balance sheet included in the Financial Statements, in the ordinary course of business, except as otherwise reserved or provided for in accordance with the procedures set forth on Schedule 2.7, conducted by and within the normal operating cycle of the Business. At the Closing, the value of all items of obsolete materials, excess quantities of materials and of materials of below standard quantity will be reserved for in accordance with the procedures set forth in Schedule 2.7, and to the extent not inconsistent, with generally accepted accounting principles.

          2.8 Fixed Assets. Schedule 2.8 sets forth a true, correct and complete list of all Fixed Assets as of the date hereof, including a description and the cost and accumulated depreciation on an aggregate basis with respect to all Fixed Assets. Except as set forth in Schedule 2.8, as of the date hereof, the Fixed Assets are in good condition and repair and are sufficiently operational (apart from ordinary wear and tear) to enable the Buyer to conduct the business in essentially the same manner in which it has heretofore been conducted by the Seller.

          2.9 Leases. Schedule 2.9(a) attached hereto sets forth a true, correct and complete list as of the date hereof of all leases of real estate, identifying separately each ground lease, to which the Seller is a party as lessee or tenant or which the Seller uses in the operations of the Business.
Schedule 2.9(b) attached hereto sets forth a list of all leases of real estate which the Buyer will assume pursuant to this Agreement (the "Leases"). True, correct and complete copies of the Leases, and all amendments, modifications and supplemental agreements thereto, have previously been delivered by the Seller to the Buyer. The Leases are in full force and effect, are binding and enforceable against each of the parties thereto in accordance with their respective terms and, except as set forth on Schedule 2.9(b) attached hereto, have not been modified or amended since the date of delivery to the Buyer. No party to any Lease has sent written notice to the other claiming that such party is in default thereunder, which default remains uncured. Except as set forth on
Schedule 2.9(b) attached hereto, there has not occurred any event which would constitute a breach of or default in the performance of any material covenant, agreement or condition contained in any Lease by either party thereto, nor has there occurred any event which with the passage of time or the giving of notice or both would constitute such a breach or material default. The Seller is not obligated to pay any leasing or brokerage commission relating to any Lease and will not have any enforceable obligation to pay any leasing or brokerage commission upon the renewal or extension of any Lease. No material construction, alteration or other leasehold improvement work with respect to any of the Leases remains to be paid for or to be performed by any party under any Lease. Seller has fulfilled all material obligations required pursuant to the Leases to have been performed by Seller. None of the Leases imposes any restrictions that would materially interfere with the continued operation of the business as currently conducted on any of the properties that are the subject of the Leases. There is no pending or, to the best of the Selling Parties' knowledge, threatened eminent domain taking or condemnation that will or may affect any of the properties that are the subject of the Leases.

          2.10 Change in Financial Condition and Assets. Since December 31, 1996, there has been no change which materially and adversely affects the Assets or the business, properties, condition (financial or otherwise) or prospects of the Business. The Selling Parties have no knowledge of any existing or threatened occurrence, event or development related to the Assets or the business, properties, condition (financial or otherwise) or prospects of the Business which could have a material adverse effect on the Assets or the business, properties, condition (financial or otherwise) or prospects of the Business.

          2.11 Accounts Receivable. Schedule 2.11 sets forth a true, correct and complete list of all Accounts Receivable, including an aging thereof as of the date hereof. All Accounts Receivable arose out of the sales of inventory or services in the ordinary course of business and are collectible in the values set forth on Schedule 2.11 net of the respective reserves shown on the latest balance sheet included in the Audited Financial Statements (which reserves are adequate and calculated consistent with past practice). Except as set forth on
Schedule 2.11, there is no contest, claim, or right of set-off, other than returns in the ordinary course of business, under any contract or agreement with any account debtor of an Account Receivable relating to the amount or validity of such Account Receivable.

          2.12 Books and Records. The general ledgers, minute books and books of account of the Seller with respect to the Business, all federal, state, local and foreign income, franchise, property and other tax returns filed by the Seller, with respect to the Assets, and all other books and records of the Seller with respect to the Business, all of which have been made available to the Buyer, are in all material respects complete and correct and have been maintained in accordance with good business practice and in accordance with all applicable procedures required by laws and regulations other than any digression from such practice and procedures which has no material and adverse effect on the Assets or the Business, or the valuations thereof for the purposes of this Agreement, as conducted as of and prior to the date hereof.

          2.13 Contracts and Commitments.
               -------------------------

               (a) Schedule 2.13(a) attached hereto contains a true, complete and correct list and description of the following contracts and agreements, whether written or oral, which relate to the Business:

                    (i)  all  loan   agreements,   indentures,   mortgages   and
guaranties to which the Seller is a party or by which the Seller or its property is bound;

                    (ii) all pledges, conditional sale or title retention agreements, security agreements, equipment obligations, personal property leases and lease purchase agreements relating to any of the Assets to which the Seller is a party or by which the Seller or any of its property is bound;

                    (iii)all contracts, agreements, commitments, purchase orders (other than merchandise deliveries to customers in the normal course of business upon standard terms) or other understandings or arrangements to which the Seller is a party or by which any of their respective property is bound which (A) involve payments or receipts by any of them of more than $10,000 in the case of any single contract, agreement, commitment, understanding or arrangement under which full performance (including payment) has not been rendered by all parties thereto or (B) may materially adversely affect the condition (financial or otherwise) or the properties, Assets, business or prospects of the Business;

                    (iv) all collective bargaining agreements, employment and consulting agreements, non-competition agreements, trust agreements, executive compensation plans, bonus, 401(k), or profit-sharing plans, deferred compensation agreements, pension plans, retirement plans, employee stock option or stock purchase plans and group life, health and accident insurance and other employee benefit plans, agreements, memoranda of understanding, arrangements or commitments to which the Seller is a party or by which the Seller or any of its property is bound;

                    (v)  all  agency,  distributor,   sales  representative  and
similar agreements to which the Seller is a party;

                    (vi) all contracts, agreements or other understandings or arrangements, whether written or oral, between the Seller and any shareholder, employee, officer or director of the Seller which may affect the Business as conducted as of and prior to the date hereof or the Assets;

                    (vii)all leases, whether operating, capital or otherwise, under which the Seller is lessor or lessee, including, without limitation, all equipment leases;

                    (viii)all contracts, agreements and other documents or information relating to past disposal of waste (whether or not hazardous) which are available;

                    (ix) all return policies and product warranties relating to products or goods manufactured or distributed by the Business as the same are currently in effect or may have been in effect from time to time since December 31, 1996, as well as any exception to such policies, all cooperative advertising arrangements and all rebate, discount or allowance arrangements;

                    (x) all contracts related to operation, maintenance or management of the leased facilities under any Leases (the "Leased Premises") other than immaterial contracts which do not constitute a part of Assumed Liabilities; and

                    (xi) any licensing agreements, franchise agreements and other material agreement or contract entered into by the Seller.

               (b) Schedule 2.13(b) attached hereto sets forth a true, correct and complete list of the contracts and agreements, whether written or oral, which are to be assigned from the Seller to the Buyer at the Closing (collectively, the "Contracts").

               (c) Except as set forth on Schedule 2.13(c), the continuation, validity and effectiveness of each Contract would not be affected by the transfer thereof to the Buyer under this Agreement and all such Contracts are assignable to the Buyer without a consent and:

                    (i) each Contract is a valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, and the Selling Parties have no knowledge that any Contract is not a valid and binding agreement of the other parties thereto:

                    (ii) the Seller has fulfilled all material obligations required pursuant to the Contracts to have been performed by it prior to the date hereof;

                    (iii)the Seller is not in breach of or default under any Contract, and no event has occurred which with the passage of time or giving of notice or both would constitute such a default, result in a loss of rights or result in the creation of any lien, charge or encumbrance, thereunder or pursuant thereto (an "Inchoate Default"); and

                    (iv) to the best knowledge of the Selling Parties, there is no existing breach or default by any other party to any Contract, and no Inchoate Default.

               (d) True, correct and complete copies of all of the foregoing contracts and agreements (other than all unfilled purchase orders and all unfilled customer orders), including but not limited to the Contracts, and a list of all unfilled purchase orders and all unfilled customer orders, have been delivered by the Seller to the Buyer prior to the date hereof.

          2.14 Compliance with Laws. The Seller has all requisite licenses, permits and certificates, including health and safety permits, from federal, state, local and foreign authorities necessary to conduct the Business and own and operate the Assets (collectively, the "Permits"). Schedule 2.14 sets forth a true, correct and complete list of all such Permits, copies of which previously have been delivered by the Seller to the Buyer. The Seller has not engaged in any activity which would cause or, to the knowledge of the Selling Parties, permit revocation or suspension of any such Permit and no action or proceeding looking to or contemplating the revocation or suspension of any such Permit is pending or threatened. There are no existing defaults or Inchoate Defaults by the Seller under any Permit. The Selling Parties have no knowledge of any default or claimed or purported or alleged default or Inchoate Defaults on the part of any party in the performance of any obligation to be performed or paid by any party under any Permit. Except as set forth in Schedule 2.14, the consummation of the transactions contemplated by this Agreement will in no way affect the continuation, validity or effectiveness of the Permits or require the consent of any third party under any such Permit. The Seller is not in violation of any law, regulation or ordinance (including but not limited to laws, regulations or ordinances relating to building, zoning, land use or similar matters) relating to its properties, the violation of which could have a material adverse effect on the Assets or the business, properties, condition (financial or otherwise) or prospects of the Seller. The business of the Seller does not violate, in any material respect, and the Seller is not in violation of, any federal, state, local or foreign laws, regulations or orders, the violation or enforcement of which would have a material and adverse effect on the Assets, business, properties, condition (financial or otherwise) or prospects of the Seller. Except as set forth on Schedule 2.14, the Seller has not received any notice or communication from any federal, state, foreign, or local governmental or regulatory authority or otherwise of any such violation or noncompliance and has not received any notice prior to such time of any violation that has not been cured.

          2.15 Employee Relations.
               ------------------

               (a) The Seller is in compliance with all material federal, state, local and foreign laws respecting employment and employment practices, terms and conditions of employment, and wages and hours, and is not engaged in any unfair labor practice, and there are no arrears in the payment of wages or taxes or workers compensation assessments or penalties.

               (b) Except as set forth on Schedule 2.15:

                    (i) none of Seller's Employees are represented by any labor union;

                    (ii) there is no unfair labor practice complaint against the Seller pending before the National Labor Relations Board or any state, foreign, or local agency affecting the Seller;

                    (iii)there  is no  pending  labor  strike or other  material
labor  trouble   affecting  the  Seller   (including  but  not  limited  to  any
organizational campaign);

                    (iv) there is no material labor grievance pending against or affecting the Seller;

                    (v) there is no pending organizing activities respecting the Seller's Employees;

                    (vi) there are no pending arbitration proceedings arising out of or under any collective bargaining agreement to which the Seller is a party, or to the best knowledge of the Selling Parties, any basis for which a claim may be made under any collective bargaining agreement to which the Seller is a party affecting the Seller's Employees; and

                    (vii)there is no pending litigation, or other proceeding or basis for an unasserted claim against the Seller by any employee or group of employees or independent contractor or group of independent contractors which is based on claims arising out of any employee's or group of employees' employment relationship with the Seller or any independent contractor's or group of independent contractors' independent consulting relationship with the Seller (insofar as such relationship pertains to the Business of the Seller), including but not limited to claims for contract, tort, discrimination, employee benefits, commissions, wrongful termination, age discrimination, sexual harassment, sexual discrimination and any and all common law or statutory claims.

               (c) The Seller has not violated the Worker Adjustment and Retraining Notification Act, 29 U.S.C. Sections 2101-09 (the "WARN Act") or any similar state or local law. Except as set forth on Schedule 2.15, since July 1, 1997, the Seller has not terminated any employees.

          2.16  Absence  of Certain  Changes  or Events.  Except as set forth on
Schedule 2.16, since December 31, 1996, the Seller has not entered into any transaction which is not in the usual and ordinary course of business, and, without limiting the generality of the foregoing, the Seller has not:

               (a) Mortgaged, pledged or subjected to lien, charge or other encumbrance any of the Assets;

               (b) Sold or purchased, assigned or transferred any of its Assets (except for Inventory sold in the ordinary course of business);

               (c) Made any material amendment to or termination of any Contract or done any act or omitted to do any act which would cause the breach of any Contract;

               (d) Suffered any casualty losses, whether insured or uninsured, and whether or not in the control of the Seller, in excess of $25,000 in the aggregate, or waived any rights of any value unless such loss or waiver is reflected in the Financial Statements;

               (e) Authorized or issued recall notices for any of its products relating to the Business or initiated any safety investigations relating to the Business; or

               (f) Received notice of any litigation, warranty claim or products liability claims relating to the Business.

          2.17 Customers. The Seller has heretofore provided to the Buyer a true, correct and complete list of the names and addresses of all customers of the Seller. None of the 30 customers which accounted for the largest dollar volume of purchases from the Seller for the twelve month periods ended December 31, 1996 and December 31, 1997, respectively, has notified the Seller that it intends to discontinue its relationship with the Seller nor, to the best of the Selling Parties' knowledge, does there exist any actual or threatened termination, cancellation or limitation of, or any modification or change in, the business relationship of the Seller with any such customer nor does there exist a present condition or state of facts or circumstances known to the Seller involving such customers which would materially adversely affect the Business or prevent the Buyer from conducting the Business after the consummation of the transactions contemplated by this Agreement in essentially the same manner in which it has heretofore been conducted by the Seller. The Seller has no consignment sales in effect as of the date hereof and no customer has any return rights except as set forth on Schedule 2.13(a).

          2.18 Suppliers. Schedule 2.18 sets forth a true, correct and complete list of the names and addresses of the ten suppliers of the Seller which accounted for the largest dollar volume of purchases by the Seller for the twelve month periods ended December 31, 1996 and December 31, 1997, respectively. The Seller is not a party to any requirements contract relating to the purchase of inventory, finished goods or other property used in the conduct of the Business. None of the Seller's suppliers has notified the Seller that it intends to discontinue its relationship with the Seller, nor raise its prices so as to materially adversely affect the Business nor, to the best of the Selling Parties' knowledge, does there exist any actual or threatened termination, cancellation or limitation of, or any modification or change in, the business relationship of the Seller with any such supplier, nor does there exist a present condition or state of facts or circumstances known to the Selling
Parties involving such suppliers which would materially adversely affect the Business or prevent the Buyer from conducting the Business after the consummation of the transactions contemplated by this Agreement in essentially the same manner in which it has heretofore been conducted by the Seller.

          2.19 Prepayments and Deposits. Except as set forth on Schedule 2.19, the Seller has no prepayments or deposits from customers for products to be shipped, or services to be performed, by the Seller after the date hereof.

          2.20 Trade Names and Other Intangible Property.
               -----------------------------------------

               (a) Schedule 2.20 attached hereto sets forth a true, correct and complete list and a description of all Intangible Property. True, correct and complete copies of all licenses and other agreements relating to the Intangible Property have been previously delivered by the Seller to the Buyer. The Selling Parties have no knowledge of any default or claimed or purported or alleged default or state of facts which with notice or lapse of time or both would constitute a default on the part of any party in the performance of any obligation to be performed or paid by any party under any such license or agreement. During the past five years the only name by which the Seller has been known or which the Seller has used is its corporate name set forth in the preamble of this Agreement.

               (b) Except as otherwise disclosed in Schedule 2.20 attached hereto, the Seller is the sole and exclusive owner, free and clear of all liens, claims and restrictions, of all Intangible Property and all designs, permits, labels and packages used on or in connection therewith. The Intangible Property owned by the Seller is sufficient to conduct the Business, as presently conducted. The Seller has received no notice of, and has no knowledge of any basis for, a claim against it that any of its operations, activities, products or publications infringes on any patent, trademark, trade name, copyright or other property right of a third party, or that it is illegally or otherwise using the trade secrets, formulae or any property rights of others. Except as otherwise disclosed in Schedule 2.20, the Seller (i) has no disputes with or claims against any third party for infringement by such third party of any trade name or other Intangible Property of the Seller, and (ii) is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, trade name, copyright or other property right, with respect to the use thereof or in connection with the conduct of the Business or otherwise. The Seller has taken all steps reasonably necessary to protect its right, title and interest in and to the Intangible Property. Except as set forth in Schedule 2.20, the consummation of the transactions contemplated by this Agreement
(including any required financing) will in no way affect the continuation, validity or effectiveness of the Intangible Property or require the consent of any third party in respect of the Intangible Property.

          2.21 Employee Benefit Plans.
               ----------------------

               (a) ERISA.  Except as set forth on Schedule 2.21(a),  neither the
Seller nor any person, firm, corporation or entity which is (or within the past five years has been) a member with the Seller of a "controlled or affiliated group", within the meaning of Section 414(b), (c), (m), (n) or (o) of the Internal Revenue Code of 1986, as amended (the "Code"), has maintained, sponsored or contributed to any "pension plan" within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), any "welfare plan" within the meaning of Section 3(1) of ERISA, or any other employee benefit plan, program, practice or arrangement, whether or not subject to ERISA (a "non-ERISA plan") (such pension plans, welfare plans and non-ERISA plans of the Seller being herein referred to as the "Employee Plans"). Except as set forth on Schedule 2.21(a), the Seller has provided the Buyer with a true, correct and complete copy of each pension plan, each welfare plan and each non-ERISA plan listed on such Schedule, together with a copy of the most recent summary plan description and annual report (if applicable) with respect to each such plan. Except as set forth on Schedule 2.21(a), each pension plan listed on such Schedule is a "qualified plan" within the meaning of Section 401 of the Code. Except as set forth on Schedule 2.21(a), each pension plan, each welfare plan and each non-ERISA plan listed on such Schedule has been administered in accordance with its terms, and each pension plan and welfare plan has been operated and administered in accordance with all applicable requirements of ERISA and the Code. Without limiting the generality of the foregoing, no trustee, administrator, sponsor, or other party-in-interest or disqualified person, has engaged or participated in any "prohibited transaction", as that term is defined in Section 4975(c)(1) of the Code, with respect to any pension plan or welfare plan listed on Schedule 2.21(a). Without limiting the generality of the foregoing, in connection with all welfare or non-ERISA plans which are subject to continuation coverage under Section 4980B of the Code, all notices and elections with respect to such coverage have been made in compliance with the requirements of Section 4980B. With respect to each "defined benefit pension plan", as defined in Section 3(35) of ERISA, identified on Schedule 2.21(a): (i) the fair market value of the assets thereof as of the date hereof is as set forth on such Schedule; (ii) the present value of all accrued benefits thereunder, determined as if such pension plan terminated on the date hereof, is as set forth on Schedule 2.21(a); (iii) if any such plan is a "multiemployer plan", as defined in Section 3(37) of ERISA, the present value of the contingent liability of the Seller both in the event of the termination of such plan and in the event that the Seller withdraws therefrom is as set forth on Schedule 2.21(a); (iv) no such plan has incurred an "accumulated funding deficiency", as such term is defined in Section 302 of ERISA, and (v) no such pension plan has terminated, nor has any "reportable event", within the meaning of
Section 4043 of ERISA, occurred with respect to such plan. All contributions for all periods ending prior to the date hereof (including periods from the first day of the current plan year to the date hereof) will be made prior to the date hereof by the Seller in accordance with past practice with respect to pension plans, welfare plans and non-ERISA plans. All insurance premiums (including premiums to the Pension Benefit Guaranty Corporation) have been paid in full, subject only to normal retrospective adjustments in the ordinary course of business, with regard to applicable plans for policy years or other applicable policy periods ending on or before the date hereof. Except as set forth on
Schedule 2.21(a), the Seller has no obligations or liabilities with respect to any unfunded post-retirement medical benefits as of the date hereof.

               (b) Claims and Litigation. Except as set forth on Schedule 2.21(b), to the best of the Selling Parties' knowledge, there are no threatened or pending claims, suits or other proceedings by present or former employees of Seller, plan participants, beneficiaries or spouses of any of the above, the Internal Revenue Service, the Pension Benefit Guaranty Corporation, or any other pension or entity involving any Employee Plan, including claims against the assets of any trust, involving any Employee Plan, or any rights or benefits thereunder, other than ordinary and usual claims for benefits to participants or beneficiaries, including claims pursuant to domestic relations orders and there is no basis for any legal action, proceeding or investigation with respect to such plans.

          2.22 Leased Premises.
               ---------------

               (a) Schedule 2.22 contains a true, correct and complete list of address and legal description of all Leased Premises.

               (b) Except as set forth on Schedule 2.22, no work has been performed on or materials supplied to the Leased Premises within any applicable statutory period which could give rise to mechanics or materialmen's liens; all bills and claims for labor performed and materials furnished to or for the benefit of the Leased Premises for all periods prior to the Closing shall be paid in full, and the Selling Parties have no knowledge of any mechanic's or materialmen's liens, whether or not perfected, on or affecting any portion of the Leased Premises.

               (c) There is no pending or threatened condemnation or eminent domain proceeding with respect to the Leased Premises.

               (d) Except as set forth on Schedule 2.22, there are no taxes or betterment or special assessments other than ordinary real estate taxes pending or payable against the Leased Premises and there are no contingencies existing under which any assessment for real estate taxes may be retroactively filed against the Leased Premises; the Selling Parties have no knowledge of any proposed special assessment that may affect the Leased Premises or any part thereof; there are no penalties due with respect to real estate taxes and/or impositions, and all real estate taxes and/or impositions (excepting those for the current year that are not yet due and payable) with respect to the Leased Premises have been paid in full; there are no taxes or levies, permit fees or connection fees which must be paid respecting existing curb cuts, sewer hookups, water-main hookups or services of a like nature.

               (e) The Leased Premises comply with the requirements of all building, zoning, subdivision, health, safety, environmental, pollution control, waste products, sewage control and all other applicable statutes, laws, codes, ordinances, rules, orders, regulations and decrees (collectively, the "Government Regulations") of any and all government agencies. To the extent set forth in Schedule 2.14, the Seller has obtained and provided to the Buyer all consents, permits, licenses and approvals required by such Government Regulations, such consents, permits, licenses and approvals are in full force and effect, have been properly and validly issued, and on or prior to the date hereof will be assigned to the Buyer by the Seller to the extent the same are assignable. Except as set forth in Schedule 2.14, there is no uncured breach of any condition or requirement imposed by, or pursuant to, any permit or license issued with respect to the Leased Premises. There is no action pending or, to the best of the Selling Parties' knowledge, threatened by any government agencies claiming that the Leased Premises violates such Government Regulations or threatening to shut down the Business or the use of the Assets or to prevent the Assets from being used as presently used.

               (f) Except as set forth on Schedule 2.22, there are no actions, suits, petitions, notices or proceedings pending, given or, to the best of the Seller's knowledge, threatened by any persons or government agencies before any court, government agencies or instrumentalities, administrative or otherwise, which if given, commenced or concluded would have a material adverse effect on the value, occupancy, use or operation of the Leased Premises.

               (g) The structural components of all of the buildings located on the Leased Premises are in good condition and repair, normal wear and tear excepted.

               (h) The Selling Parties (i) have not received notice and (ii) have no knowledge of the existence of any outstanding notice:

                           (A) from any  federal,  state,  county,  municipal or
foreign authority alleging any health, safety, pollution, environmental, zoning or other violation of law with respect to the Leased Premises or any part thereof that has not been entirely corrected; or

                           (B) from any insurance company or bonding company
with respect to any defects or inadequacies in the Leased Premises or any part thereof that would adversely affect the insurability of same or cause the imposition of extraordinary premiums or charges therefor or any termination or threatened termination of any policy of insurance or bond relating thereto.

          2.23 Bank Accounts; Securities. Set forth in Schedule 2.23 is a list of all bank accounts, safe deposit boxes, money market funds, certificates of deposit, stocks, bonds, notes and other securities in the names of or owned or controlled by the Seller, all of which are included in the Assets.

          2.24 Disclosure. No representation or warranty by the Selling Parties in this Agreement or in any Exhibit hereto, or in any list, statement, document or information set forth in or attached to any Schedule delivered or to be delivered pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit any material fact necessary in order to make the statements contained therein not misleading. The Selling Parties have disclosed to the Buyer all material facts pertaining to the transactions contemplated by this Agreement.

          2.25 Brokers. Except for the fees owed by the Seller to Swarthmore Associates, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by the Seller without the intervention of any other person in such manner as to give rise to any valid claim for a finder's fee, brokerage commission or other like payment.

          2.26 Preservation of Assets. Except as set forth on Schedule 2.26, the Seller has not sold, assigned or transferred any of the Assets, other than in the ordinary course of business, or declared or paid any dividend or other distribution in respect of shares of capital stock or made any purchase, redemption or other acquisition, directly or indirectly, of any outstanding shares of its capital stock, since January 1, 1996.

          2.27 Environmental Compliance.
               ------------------------

               (a) The Seller  has  obtained  all  permits,  licenses  and other authorizations required under Federal, state and local laws, relating to protection of the Environment (as defined below), including laws relating to any Release (as defined below) of or presence of pollutants, contaminants, or hazardous or toxic materials or wastes into or in soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air, and/or any environmental medium (the "Environment") or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or hazardous or toxic materials or waste. Schedule 2.27 hereto sets forth a complete and accurate list of all such permits, licenses and other authorizations obtained by the Seller, copies of which have been delivered to the Buyer. The Seller is in full compliance with all terms and conditions of such permits, licenses and other authorizations. To the best of the Selling Parties' knowledge, except as set forth on Schedule 2.27, there are no proposed or pending changes in the federal, state, county or local laws, regulations, standards, or in the Seller's permits, licenses or authorizations relating to pollution or protection of the Environment that would increase the present costs of compliance with such laws or change any methods of operation.

               (b) Except as indicated on Schedule 2.27 neither the Seller has, and, to the best of the Selling Parties' knowledge, after due inquiry, none of the Seller's employees, agents, contractors or subcontractors have, used, generated, processed, stored, transported, recycled, Released or otherwise handled any Hazardous Materials (as defined below) except as permitted by law on or about any real property related to the Seller's business or the Seller's contractual relations with any such agents, contractors or subcontractors, including, but not limited to, real property formerly owned by the Seller (collectively, the "Seller Real Property") and the facilities now or formerly leased or operated by the Seller (collectively, the "Seller Facilities"). Additionally, except as indicated on Schedule 2.27, neither the Seller Facilities nor the Seller Real Property is being used or has ever previously been used for the generation, use, processing, storage, transportation, recycling, Release or handling of any Hazardous Materials, except as such use may have been permitted by law. In addition, except as indicated on Schedule 2.27, neither the Seller Facilities nor the Seller Real Property has ever been affected by any Hazardous Materials Contamination or Environmental Condition. The Seller, in the conduct of its business, is and has been in compliance with all Environmental Laws. Notwithstanding any statement or representation to the contrary in any affidavit or other document, the Seller affirmatively represents that as of the date hereof, the Seller has made all filings required by RCRA and that there have been no failures by the Seller to timely report under CERCLA ss. 103 or RCRA ss. 304. The Seller has not received any written notice from any governmental authority or any other person respecting or related to any actual, threatened or potential Release or presence of any Hazardous Materials or any non-compliance with any Environmental Laws as to which any such claimed noncompliance presently exists. Notwithstanding the preceding sentence, the Seller has not received any notice from any governmental authority respecting noncompliance with RCRA. No investigation, administrative proceeding, consent order or agreement, limitation or settlement with respect to Hazardous Materials, Hazardous Materials Contamination or Environmental Condition is, to the best of the Selling Parties' knowledge, proposed, threatened, anticipated or in force with respect to its business, nor has such property ever been on any Federal or state "Superfund" or "Super Lien" list.

         As used in this Section 2.27, "due inquiry" shall mean that Selling Parties have made inquiry of all of Seller's executives, corporate officers and directors and any employee or agent of Seller with responsibility for environmental matters.

         As used herein "Hazardous Materials" include any (i) "Hazardous Waste" as defined by The Resource Conservation and Recovery Act of 1976 (42 U.S.C.
Section 6901 et seq.), as amended from time to time ("RCRA"), and regulations promulgated thereunder; and "Hazardous Substance" as defined by The Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.), as amended from time to time ("CERCLA"), and regulations promulgated thereunder; (ii) asbestos; (iii) polychlorinated biphenyls; (iv) any substance, the presence of which on the premises of the Seller's business, is prohibited by applicable law; (v) oil, petroleum or any petroleum products or by-products; (vi) any other substance which, according to applicable law, requires special handling or notification of any Federal, state or local governmental entity in its collection, processing, handling, storage, transport, treatment or disposal or exposure thereto; (vii) any substance, which if not properly disposed of, may pollute, contaminate, harm or have any detrimental effect on the Environment; (viii) underground storage tanks, whether empty, filled or partially filled with any substance; and (ix) any other pollutant, toxic substance, hazardous substance, hazardous waste, hazardous material or hazardous substance as regulated by or defined in or pursuant to any Environmental law or any other Federal, state, or local environmental law, regulation, ordinance, rule, or by-law, whether existing on or prior to the date hereof.

         As used herein,  "Hazardous  Materials  Contamination" shall mean, with
respect  to  any  premises,   building  or  facilities   or,  the   Environment,
contamination by a Release or the presence of Hazardous Materials.

         As used herein, "Environmental Condition" shall mean any condition with respect to the Environment on or off the Seller Real Property and Seller Facilities, whether or not yet discovered, which could or does result in any damage, loss, cost, expense, claim, demand, order, or liability to or against the parties hereto by any third party (including, without limitation, any government entity), including, without limitation, any condition resulting from the operation of Seller's business and/or the operation of the business of any other property owner or operator in the vicinity of the Seller Real Property and Seller Facilities and/or any activity or operation formerly conducted by any person or entity on or off the Seller Real Property and Seller Facilities.

         As used herein, "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing.

         As used herein, "Environmental Laws" shall mean any environmental or health and/or safety-related law, regulation, rule, ordinance, or by-law at the Federal, state, or local level, whether existing as of the date hereof, previously enforced, or subsequently enacted, including but not limited to: (i) Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USCA 601 et seq.; (ii) Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 USCA 6901 et seq.; (iii) Federal Water Pollution Control Act of 1972 as amended by the Clean Water Act of 1977, as amended, 33 USCA 1251 et seq.; (iv) Toxic Substances Control Act of 1976, as amended, 15 USCA 2601 et seq.; (v) Emergency Planning and Community Right-to-Know Act of 1986, 42 USCA 11001 et seq.; (vi) Clean Air Act of 1966, as amended by the Clean Air Act of 1986, as amended by the Clean Air Act Amendments of l990, 42 USCA 7401 et seq.; (vii) National Environmental Policy Act of 1970, as amended, 42 USCA 4321 et seq.; (viii) Rivers and Harbors Act of 1970, as amended, 33 USCA 401 et seq.; (ix) Endangered Species Act of 1973, as amended, 16 USCA 1531, et seq; (x) Occupational Safety and Health Act of 1970, as amended, 29 USCA 651 et seq.; (xi) Safe Drinking Water Act of 1974, as amended, 42 USCA 300 et seq., and any other federal, state, or local law, regulation, rule, ordinance or order currently in existence which governs:

                     (i) the existence, cleanup and/or remediation of toxic or Hazardous Materials;

                    (ii)  the  Release,  emission,   discharge  or  presence  of
Hazardous Materials into or in the Environment;

                    (iii)the control of Hazardous Materials; or

                    (iv) the use, generation, transport, treatment, storage, disposal, removal or recovery of Hazardous Materials.

          2.28 Purchase for Investment. The Shareholder represents that he is an "accredited investor", within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"), and is acquiring the Unidigital Stock and the Note (collectively, the "Securities") for his own account, for investment purposes only, and not with a view to the resale or distribution of all or any part thereof. The Shareholder has not offered or sold any portion of the Securities and has no present plan or intention of dividing such Securities with others or reselling or otherwise disposing of any portion of the Securities, either currently or after the passage of a fixed or determinable period of time, or upon the occurrence or nonoccurrence of any predetermined event or circumstance. The Shareholder agrees not to distribute or to transfer any of the Securities in the United States except in compliance with all applicable United States federal and state securities laws. The Shareholder further recognizes that the Securities will not be registered under the 1933 Act or the securities laws of any state, and the transfer of the same will be restricted under such laws, and the Securities cannot be sold except pursuant to an effective registration statement under such laws or an available exemption from such registration, and the certificates or instruments representing the Securities will bear a legend to such effect. The Shareholder acknowledges and understands that Unidigital is under no obligation to register the Securities; provided, however, that, subject to the approval of the lead managing underwriter, the Company agrees to use its reasonable and commercial efforts to register a portion of the Shareholder's Unidigital Stock on a pro-rata basis (based on the total number of shares of Common Stock to be sold by the Shareholder and any other selling shareholders compared to the total number of shares of Common Stock owned by such selling shareholders) in any underwritten public offering which includes other selling shareholders of the Company. Except as otherwise provided herein, the Shareholder agrees not to distribute or to transfer any of the Unidigital Stock within two years after the date hereof. The Shareholder is aware of Unidigital's business affairs and financial condition, has had the opportunity to ask questions of Unidigital's management with respect to its business affairs and financial condition and has acquired sufficient information (including, but not limited to, Unidigital's Form 10-KSB for the fiscal year ended August 31, 1997, Unidigital's 1997 annual report, Unidigital's 1997 proxy statement and Unidigital's Form 10-QSB for the quarter ended November 30, 1997) about Unidigital to reach an informed and knowledgeable decision to acquire the Securities. The Shareholder acknowledges that, upon consummation of the transactions contemplated hereby, he will be deemed an "affiliate" of Unidigital as such term is defined under the 1933 Act and, as an affiliate of Unidigital, he will be subject to the reporting and legal requirements under Sections 13 and 16 of the Securities Exchange Agreement of 1934, as amended (the "1934 Act").

          2.29 Solvency. The Seller is not now insolvent, and will not be rendered insolvent by any of the transactions contemplated by this Agreement. In addition, immediately after giving effect to the consummation of the transactions contemplated by this Agreement, (i) the Seller will be able to pay its debts as they become due, (ii) the property of the Seller does not and will not constitute unreasonably small assets, and the Seller will not have unreasonably small assets and will not have insufficient assets with which to conduct its present or proposed business, and (iii) taking into account all pending and threatened litigation, final judgments against the Seller in actions for money damages are not reasonably anticipated to be rendered at a time when, or in amounts such that, the Seller will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum probable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered) as well as all other obligations of the Seller. The cash available to the Seller, after taking into account all other anticipated uses of the cash of the Seller, will be sufficient to pay all such judgments promptly in accordance with their terms. As used in this Section 2.29, (x) "insolvent" means that the sum of the present fair saleable value of the Seller's assets does not and will not exceed the Seller's debts and other probable liabilities, and (ii) the term "debts" includes any legal liability, whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent, disputed or undisputed or secured or unsecured.

          3.   Representations of the Buyer and Unidigital

               Representations and warranties made by the Buyer and Unidigital herein or in any instrument or document furnished in connection herewith shall survive the Closing until (and including) the second anniversary of the date hereof. The Buyer and Unidigital represent and warrant to the Seller as follows:

          3.1 Organization and Authority. Each of the Buyer and Unidigital is duly organized and validly existing and in good standing under the laws of the state of Delaware, and has requisite power and authority to own its properties and to carry on its business as now being conducted. Each of the Buyer and Unidigital has full power to execute and deliver this Agreement, and the Assumption Agreement and to consummate the transactions contemplated hereby and thereby.

          3.2 Authorization. The execution and delivery of this Agreement by the Buyer and Unidigital and the agreements provided for herein to which each is a party, and the consummation by the Buyer and Unidigital of all transactions contemplated hereby, have been duly authorized by all requisite corporate action. This Agreement and all such other agreements and written obligations entered into and undertaken in connection with the transactions contemplated hereby constitute the respective valid and legally binding obligations of the Buyer and Unidigital, enforceable against them in accordance with their respective terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors rights generally. The execution, delivery and performance of this Agreement and the agreements provided for herein, and the consummation by the Buyer and Unidigital of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to the Buyer or Unidigital; (b) violate the provisions of the organizational documents of the Buyer or Unidigital; (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator applicable to the Buyer or Unidigital; or (d) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Buyer or Unidigital pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which it or its properties is a party or by which the Buyer or Unidigital is or may be bound. Schedule 3.2 attached hereto sets forth a true, correct and complete list of all consents and approvals of third parties that are required of the Buyer and Unidigital in connection with the consummation by the Buyer and Unidigital of the transactions contemplated by this Agreement.

          3.3 Regulatory Approvals. All consents, approvals, authorizations and other requirements prescribed by any law, rule or regulation which must be obtained or satisfied by the Buyer and Unidigital and which are necessary for its consummation by the Buyer and Unidigital of the transactions contemplated by this Agreement have been obtained and satisfied.

          3.4  Brokers.   Except  for  the  fees  owed  by  Unidigital  to  CIBC
Oppenheimer  Corp.,  all  negotiations   relative  to  this  Agreement  and  the
transactions contemplated hereby have been carried on by the Buyer and Unidigital without the intervention of any other person in such manner as to give rise to any valid claim for a finder's fee, brokerage commission or other like payment.

          4.   Access to Information; Public Announcements
               -------------------------------------------

          4.1 Confidentiality. All information not previously disclosed to the public or not generally known to persons engaged in the business of the Seller or the Buyer which shall have been furnished by the Buyer or the Seller to the other party in connection with the transactions contemplated hereby shall not be disclosed by such receiving party to any person other than their respective employees, directors, attorneys, accountants or financial advisors or other than as contemplated herein. In the event that the transactions contemplated by this Agreement shall not be consummated, all such information which shall be in writing shall be returned to the party furnishing the same, including, to the extent reasonably practicable, all copies or reproductions thereof which may have been prepared, and neither party shall at any time thereafter disclose to third parties, or use, directly or indirectly, for its own benefit, any such information, written or oral, about the business of the other party hereto.

          4.2 Public Announcements. Except as otherwise required by law or government regulation, any public announcement, press release or similar publicity with respect to this Agreement or the transactions contemplated hereby shall be issued, if at all, at such time and in such manner as the Buyer and the Seller mutually determine. Unless consented to by the Buyer in advance or required by applicable law, the Selling Parties shall keep this Agreement strictly confidential and may not make any disclosure related to this Agreement to any person. The Selling Parties and the Buyer shall consult with each other concerning the means by which the Seller's Employees, customers, suppliers and others having a business relationship with the Selling Parties will be informed of the transactions contemplated hereby, and the Buyer shall have the right to be present for any such communication. The Seller hereby acknowledges that this Agreement may be filed by Unidigital as an exhibit to certain registration statements and/or reports filed by it pursuant to the 1933 Act or the 1934 Act.

          5.   Employee Matters

          5.1 Seller's Employees. The Seller has furnished to the Buyer a list containing the names of Seller's Employees, including each such employee's status, social security number and current compensation.

          5.2 Future Changes. Nothing in this Section 5 shall require the Buyer to retain any of Seller's Employees for any period of time after the date hereof. Subject to requirements of applicable law, the Buyer reserves the right at any time after the date hereof to terminate such employment and amend, modify or terminate any term or condition of employment, including without limitation, any employee benefit plan, program, policy, practice or arrangement.

          5.3 Plant Closing. None of the Selling Parties has, directly or indirectly, taken or omitted to take any action which may result in the Seller's or the Buyer's liability to any person or entity under the WARN Act. The term "any action" does not include the sale and acquisition contemplated by this Agreement. The liability under the WARN Act, if any, which results from the Seller's termination of employees in connection with such sale and acquisition is the sole responsibility of the Seller.

          5.4 Reporting of Data. The Buyer and the Seller shall compile and furnish to each other such actuarial and employee data as shall be required from time to time for each party to perform and fulfill its obligations under this
Section 5.

          5.5 Pending Litigation. With respect to any litigation pending, or to the knowledge of the Selling Parties threatened, as set forth in Schedule 2.15 hereto, which claim alleges violation of any nondiscrimination laws, collective bargaining agreements, employment contract and termination thereof or wage and hour laws, the Seller shall fully defend such claim. The Seller shall be responsible for any monetary damages awarded in connection therewith. It is understood by the parties that if the Seller chooses to settle any matter relating to any of the foregoing, including the terms and conditions thereof of any back pay claims, such settlement shall be at the sole discretion of the Seller and the Seller shall be solely responsible for the payment or performance of any such settlement terms.

          6.   Best Efforts to Obtain Satisfaction of Conditions
               -------------------------------------------------

               The Selling Parties and the Buyer covenant and agree to use their best efforts to obtain the satisfaction of the conditions specified in this Agreement.

          7.   Conditions to Obligations of the Buyer
               --------------------------------------

               The obligations of the Buyer under this Agreement are subject to the fulfillment, at the Closing, of the following conditions precedent, each of which may be waived in writing in the sole discretion of the Buyer:

          7.1 Continued Truth of  Representations  and Warranties of the Selling
Parties: Compliance with Covenants and Obligations. The representations and warranties of the Selling Parties shall be true in all material respects on and as of the date hereof. The Seller shall have performed and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it prior to or at the date hereof.

          7.2 Corporate and Shareholder Proceedings. All corporate and other proceedings required to be taken on the part of the Seller to authorize or carry out this Agreement and to convey, assign, transfer and deliver the Assets shall have been taken.

          7.3 Other  Governmental  Approvals.  All  courts of law,  governmental agencies, departments, bureaus, commissions and similar bodies, the consent, authorization or approval of which is necessary under any applicable law, rule, order or regulation for the consummation by the Seller of the transactions contemplated by this Agreement and the operation of the Seller's business by the Buyer, shall have consented to, authorized, permitted or approved such transactions including but not limited to, all clearance certificates required pursuant to any applicable retail sales tax legislation required in connection with the completion of the transactions contemplated herein.

          7.4 Consents of Lenders, Lessors and Other Third Parties. The Seller shall have received the consents and approvals of all lenders, lessors and other third parties whose consent or approval is required in order for the Seller to consummate the transactions contemplated by this Agreement.

          7.5 Adverse Proceedings. No action or proceeding by or before any court or other governmental body shall have been instituted by any governmental body or person whatsoever which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement or which might affect the right of the Buyer to own or use the Assets after the Closing.

          7.6 Opinion of Counsel. The Buyer shall have received an opinion of Kantor Davidoff Wolfe Mandelker & Kass, counsel to the Seller, dated as of the date hereof, substantially in the form attached hereto as Exhibit E (the "Opinion of Seller's Counsel").

          7.7 Board of Directors  and  Shareholder  Approval.  The directors and
shareholders  of  the  Seller  shall  have  duly  authorized  the   transactions
contemplated by this Agreement.

          7.8 Title to Assets. At the Closing, the Buyer shall receive good and marketable title to all Assets, free and clear of all liens, mortgages, pledges, security interests, restrictions, prior assignments, encumbrances and claims of any kind or nature whatsoever.

          7.9 Environmental Reports; Compliance with Laws. The Buyer shall not have received unsatisfactory environmental reports from its environmental consultants and at any time prior to the Closing shall not have discovered that any Leased Premises fails to comply in any material respect with all applicable federal, foreign, state or local environmental, zoning, land use, and wetlands laws, rules and regulations.

          7.10 Fire, Casualty or Eminent Domain. If any of the Assets are, prior to the Closing, either damaged by fire or other casualty insured against or taken, in whole or in part, by eminent domain proceedings, then the Buyer shall have the right to accept said Assets in their damaged or diminished condition together with an assignment to Buyer of all insurance and/or condemnation proceeds payable with respect to such fire, casualty or loss or terminate this Agreement.

          7.11 Due Diligence Review. The Buyer shall have completed a due diligence review of the Business, the results of which review are satisfactory to the Buyer.

          7.12 Employment Agreement. The Shareholder shall have entered into the Employment Agreement with Unidigital substantially in the form attached hereto as Exhibit F (the "Employment Agreement"), which shall include, without limitation, confidentiality, invention assignment, non-solicitation and non-competition provisions.

          7.13 Stockholders Agreement. The Shareholder and Unidigital shall have entered into the Stockholders Agreement substantially in the form attached hereto as Exhibit G (the "Stockholders Agreement").

          7.14 Closing Deliveries. The Buyer shall have received at or prior to the Closing each of the following documents:

               (a)  the Bill of Sale, executed by the Seller;

               (b) such instruments of conveyance, assignment and transfer, and motor vehicle transfers and safety inspection certificates, if any, in form and substance satisfactory to the Buyer, as shall be appropriate to convey, transfer and assign to, and to vest in, the Buyer, good and marketable title to the Assets other than the Intangible Property;

               (c) such instruments of conveyance, assignment and transfer in form and substance satisfactory to the Buyer and in a form appropriate to file, if required, with the United States Office of Patents and Trademarks, sufficient to convey, transfer and assign to, and to vest in, the Buyer, good and marketable title to the Intangible Property;

               (d) all technical data, formulations, product literature and other documentation relating to the Seller's business, all in form and substance satisfactory to the Buyer;

               (e) such contracts, files and other data and documents pertaining to the Assets or the Business as the Buyer may reasonably request;

               (f) copies of the general ledgers and books of account of the Seller related to the Business, and all federal, state, local and foreign income, franchise, capital, property and other tax returns filed by the Seller with respect to the Assets since January 1, 1996.

               (g) such certificates of the Seller's officers and such other documents evidencing satisfaction of the conditions specified in this Section 7 as the Buyer shall reasonably request; certificate of the Secretary or Assistant Secretary of the Seller attesting to the incumbency of the Seller's officers, and the authenticity of the resolutions authorizing the transactions contemplated by the Agreement and the organizational documents of the Seller;

               (h) estoppel certificates from each lessor under the Leases set forth in Schedule 2.9(b) attached hereto (i) consenting to the assignment of such Lease to the Buyer; (ii) representing that there are no outstanding claims against the Seller under any such Lease, and no outstanding defaults or events which, with the passage of time, may become defaults; (iii) specifying the commencement and termination dates under the Lease; and (iv) providing that any purchase right, purchase option, right of first refusal, renewal right or other similar provision is enforceable by the Buyer and specifying the rental rates under the Lease and any other matters that Buyer may reasonably require;

               (i) the originals, if in the Seller's possession, of all building permits, certificates of occupancy, and other governmental licenses, permits and approvals, and all plans and specifications relating to the Leased Premises not previously delivered to the Buyer;

               (j)  the Employment Agreement, executed by the Shareholder;

               (k)  the Stockholders Agreement, executed by the Shareholder;

               (l)  the Opinion of Seller's Counsel;

               (m) the Amendment of the Certificate of Incorporation of the Seller to discontinue the use of the name "Kwik International Color, Ltd." and to file any instruments as may be necessary with any governmental authority to change their corporate names and foreign qualifications; and

               (o) such other documents, instruments or certificates as the Buyer may reasonably request in order to evidence the accuracy of the Selling Parties' representations or compliance by Seller with its covenants hereunder.

          8.   Conditions to Obligations of the Seller
               ---------------------------------------

               The obligations of the Seller under this Agreement are subject to the fulfillment, at the Closing, of the following conditions precedent, each of which may be waived in writing at the sole discretion of the Seller:

          8.1 Continued Truth of Representations and Warranties of the Buyer and Unidigital; Compliance with Covenants and Obligations. The representations and warranties of the Buyer and Unidigital in this Agreement shall be true on and as of the date hereof. The Buyer and Unidigital shall have performed and complied in all material respects with all covenants required by this Agreement to be performed or complied with by each of them prior to or at the date hereof.

          8.2 Corporate Proceedings. All corporate, legal and other proceedings required to be taken on the part of the Buyer and Unidigital to authorize or carry out this Agreement shall have been taken.

          8.3 Approvals. All other governmental agencies, departments, bureaus, commissions and similar bodies, the consent, authorization or approval of which is necessary under any applicable law, rule, order or regulation for the consummation by the Buyer and Unidigital of the transactions contemplated by this Agreement shall have consented to, authorized, permitted or approved such transactions.

          8.4 Consents of Lenders, Lessors and Other Third Parties. The Buyer and Unidigital shall have received all requisite and material consents and approvals of all lenders, lessors and other third parties whose consent or approval is required in order for the Buyer and Unidigital to consummate the transactions contemplated by this Agreement, including but not limited to those set forth on Schedule 3.2 attached hereto.

          8.5 Adverse Proceedings. No action or proceeding by or before any court or other governmental body shall have been instituted by any governmental body or person whatsoever which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement or which might affect the right of the Seller to transfer the Assets or would affect the right of the Buyer to acquire the Assets.

          8.6 Opinion of Counsel. The Seller shall have received an opinion of Buchanan Ingersoll, counsel to the Buyer and Unidigital, dated as of the date hereof, substantially in the form attached hereto as Exhibit H (the "Opinion of Buyer's Counsel").

          8.7 Material Adverse Change. Neither the Buyer nor Unidigital have suffered a material adverse change (financial or otherwise) since the date of Unidigital's last quarterly report filed with the Securities and Exchange Commission pursuant to the 1934 Act.

          8.8 Closing Deliveries. The Seller shall have received at or prior to the Closing each of the following documents:

               (a) such certificates of the Buyer's officers and such other documents evidencing satisfaction of the conditions specified in this Section 8 as the Seller shall reasonably request;

               (b) a certificate of the Secretary or Assistant Secretary of the Buyer attesting to the incumbency of the Buyer's officers, and the authenticity of the resolutions authorizing the transactions contemplated by this Agreement and the organizational documents of the Buyer;

               (c) such certificates of Unidigital's officers and such other documents evidencing satisfaction of the conditions specified in this Section 8 as the Seller may reasonably request;

               (d) a certificate of the Secretary of Unidigital attesting to the incumbency of Unidigital's officers, and the authenticity of the resolutions authorizing the transactions contemplated by this Agreement and the organizational documents of Unidigital;

               (e) the Assumption Agreement, executed by the Buyer and accepted by the Seller;

               (f) payment of the portion of Purchase Price due at the Closing, including the Cash Consideration, the Note, the Stock Consideration and the Additional Cash Consideration, if any;

               (g)  the Employment Agreement, executed by Unidigital;

               (h) the Stockholders Agreement, executed by Unidigital and William E. Dye;

               (i)  the Opinion of Buyer's Counsel; and

               (j) such other documents, instruments or certificates as the Seller may reasonably request.

          9.   Post-Closing Agreements
               -----------------------

          9.1  Proprietary Information.
               -----------------------

               (a) The Seller shall hold in confidence, and use its best efforts to have all officers, shareholders, directors and personnel hold in confidence, all knowledge and information of a secret or confidential nature with respect to the Business, and shall not disclose, publish or make use of the same without the consent of the Buyer, except to the extent that such information shall have become public knowledge other than by breach of this Agreement by the Seller or by any other persons who have agreed not to disclose, publish or make use of such information.

               (b) The Seller agrees that the remedy at law for any breach of this Section 9.1 would be inadequate and that the Buyer and/or Unidigital shall be entitled to injunctive relief in addition to any other remedy it may have upon breach of any provision of this Section 9.1.

               (c) The foregoing to the contrary notwithstanding, no information, written or oral, shall be construed or considered confidential information and thereby subject to the restrictions of this Section 9.1 if such information was (i) generally available to the public other than as a result of a disclosure by the Seller or anyone to whom the Seller transmits the information in violation hereof, (ii) in the possession of the Seller or known to the Seller on a non-confidential basis prior to its disclosure to the Seller,
(iii) available to the Seller on a non-confidential basis from a source other than the Buyer or Unidigital who is not bound by a confidentiality agreement with the Buyer or Unidigital, as the case may be, or (iv) available in trade publications, reference books or other resources and which may be compiled by any person's decisions of preparing a report or memorandum containing such information.

          9.2 Solicitation or Hiring of Former Employees. Except as provided by law or with the written consent of the Buyer, for a period of three years after the date hereof, the Seller and any persons or entities that are not natural persons, that directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with, the Seller (the "Corporate Affiliates"), shall not solicit any person who was a Seller's Employee on the date hereof, and has been employed, and not terminated without cause, by the Buyer, to terminate his employment with the Buyer or to become an employee of the Seller or its Corporate Affiliates or hire any person who was such an employee on the date hereof.

          9.3  Non-Competition Agreement.
               -------------------------

               (a) For a period of five (5) years after the date hereof, neither the Seller nor any Corporate Affiliate (except for the Shareholder) thereof shall directly or indirectly (i) manufacture, market or sell any product or service which has the same or substantially the same function and primary application as any existing or proposed product or service manufactured, marketed or sold by the Seller on or prior to the date hereof or (ii) engage in, manage, operate, be connected with or acquire any interest in, as an employee, consultant, advisor, agent, owner, partner, co-venturer, principal, director, shareholder, lender or otherwise, any business competitive with the business of the Seller, Unidigital or the Buyer as conducted on the date hereof (a "Competitive Business"), in any country in the world, except that the Seller and its Corporate Affiliates may own, in the aggregate, not more than 1% of the outstanding shares of any publicly held corporation which is a Competitive Business which has shares listed for trading on a securities exchange registered with the Securities and Exchange Commission or through the automatic quotation system of a registered securities association.

               (b) The parties  hereto agree that the  duration  and  geographic scope of the non-competition provision set forth in this Section 9.3 are reasonable. In the event that any court determines that the duration or the geographic scope, or both, are unreasonable and that such provision is to that extent unenforceable, the parties hereto agree that the provision shall remain in full force and effect for the greatest time period and in the greatest area that would not render it unenforceable. The parties intend that this non-competition provision shall be deemed to be a series of separate covenants, one for each and every county of each and every state of the United States of America and each and every political subdivision of each and every country outside the United States of America where this provision is intended to be effective. The Seller agrees that damages are an inadequate remedy for any breach of this provision and that the Buyer shall, whether or not it is pursuing any potential remedies at law, be entitled to equitable relief in the form of preliminary and permanent injunctions without bond or other security upon any actual or threatened breach of this non-competition provision. If the Seller or any Corporate Affiliate shall violate this Section 9.3, the duration of this
Section 9.3 automatically shall be extended as against such violating party for a period equal to the period during which such party shall have been in violation of this Section 9.3. The covenants contained in this Section 9.3 are deemed to be material and the Buyer is entering into this Agreement relying on such covenants.

          9.4 Sharing of Data. The Seller shall have the right for a period of seven years following the date hereof to have reasonable access to such books, records and accounts, including financial and tax information, correspondence, production records, employment records and other similar information as are transferred to the Buyer pursuant to the terms of this Agreement for the limited purposes of concluding its involvement in the business of the Seller prior to the date hereof and for complying with its obligations under applicable securities, tax, environmental, employment or other laws and regulations. The Buyer and/or Unidigital shall have the right for a period of seven years following the date hereof to have reasonable access to those books, records and accounts, including financial and tax information, correspondence, production records, employment records and other records which are retained by the Seller pursuant to the terms of this Agreement to the extent that any of the foregoing relates to the Business transferred to the Buyer hereunder or is otherwise needed by the Buyer and/or Unidigital in order to comply with its obligations under applicable securities, tax, environmental, employment or other laws and regulations.

          9.5 Cooperation in Litigation. Each party hereto will fully cooperate with the other in the defense or prosecution of any litigation or proceeding already instituted or which may be instituted hereafter against or by such party relating to or arising out of the conduct of the

Business prior to or after the date hereof (other than litigation arising out of the transactions contemplated by this Agreement and except as otherwise expressly provided herein). The party requesting such cooperation shall pay the out-of-pocket expenses (including legal fees and disbursements) of the party providing such cooperation and of its officers, directors, employees and agents reasonably incurred in connection with providing such cooperation, but shall not be responsible to reimburse the party providing such cooperation for such party's time spent in such cooperation or the salaries or costs of fringe benefits or similar expenses paid by the party providing such cooperation to its officers, directors, employees and agents while assisting in the defense or prosecution of any such litigation or proceeding.

          9.6 Guaranty. In the event that the Buyer fails to duly and properly perform and satisfy its obligations under this Agreement in accordance with the terms and conditions hereof, Unidigital will, upon written demand of the Selling Parties setting forth the specific failure of the Buyer, perform and satisfy those obligations of the Buyer set forth in such written demand in accordance with the terms and conditions of this Agreement.

          9.7 Customer and Other Business Relationships. The Selling Parties will cooperate with the Buyer in its efforts to continue and maintain, with lessors, licensors, customers, suppliers and other business associates of any of the Selling Parties, the same business relationships with the Buyer after the Closing as maintained with such Selling Party before the Closing, with respect to the business to be carried on by the Buyer utilizing the Assets. The Selling Parties will refer to the Buyer all inquiries relating to the Business from customers and all such other persons. The Selling Parties will not take any action designed or intended to have the effect of discouraging any customer or such other person from continuing or maintaining the same such business with the Buyer after the Closing. The Selling Parties shall use their best efforts to satisfy any liability or obligation not assumed by the Buyer hereunder in a manner which is not detrimental to the Buyer's relationships with suppliers and vendors.

          9.8 Subrogation. If the Buyer or Unidigital becomes liable for or suffers any damage with respect to any matter that was covered by insurance maintained by the Selling Parties at or before the Closing, the Buyer and Unidigital, as the case may be, shall be and hereby are subrogated to any rights of the Selling Parties under such insurance coverage. The Selling Parties shall promptly remit to the Buyer or Unidigital, as the case may be, any insurance proceeds any of them may receive on account of any such liability or damage.

          10.  Indemnification and Reimbursement
               ---------------------------------

          10.1 Indemnification.
               ---------------

               (a) The Selling Parties shall indemnify, defend and hold harmless the Buyer and any parent, subsidiary or affiliate thereof and all directors, officers, employees, agents and consultants of each of the foregoing (collectively, the "Buyer Group") from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities (whether absolute, accrued, contingent or otherwise), costs and expenses, including but not limited to, interest, penalties and attorneys' fees and expenses (collectively, "Damages"), asserted against, imposed upon or incurred by the Buyer Group or any member thereof, directly or indirectly, by reason of or resulting from or relating to any of the following (but in any event excluding the Assumed Liabilities) at such time as the Damages (except for Damages incurred pursuant to clause (vi) of this Section 10.1(a)), whether actual or alleged, exceed $100,000, and only to the excess thereof:

                    (i)  liability and obligation of the Selling Parties;

                    (ii) misrepresentation or breach of warranty or covenant or agreement by the Selling Parties made or contained in this Agreement or in any certificate, document, writing or instrument furnished or to be furnished to the Buyer under this Agreement;

                    (iii)failure to comply with any bulk sales or similar laws applicable to the transactions contemplated hereby;

                    (iv) litigation or other claim arising from acts, failures to act or events which occurred prior to the date hereof including, without limitation, the remediation of environmental conditions attributable to the conduct of the Business at the manufacturing facility in New York, New York prior to the date hereof and claims for product failure or defect (including but not limited to claims for personal injury, property damages and breach of warranty) which relate to any product manufactured or sold prior to the date hereof;

                    (v) litigation or other claim arising out of the transfer of shares of the Seller's common stock pursuant to that certain Redemption Agreement dated as of January 15, 1998 between the Seller and Walter Berkower;

                    (vi) failure to comply with any provisions set forth in any collective bargaining agreement between the Seller and any of the Seller's Employees (it being understood that the Selling Parties' indemnification obligation under this clause (vi) shall be limited to one-half of any Damages in excess of $500,000 arising hereunder); and

                    (vii)in addition to the foregoing, the Seller shall also indemnify the Buyer for the face value of all Accounts Receivable which existed as of the Closing, but are not collected within one hundred twenty (120) days after Closing, upon the Buyer's request therefor, provided that the Buyer has used commercially reasonable efforts to collect such receivables. If the Buyer shall thereafter collect any Account Receivable for which it has received an indemnification payment from the Seller pursuant to the immediately preceding sentence, the Buyer shall promptly remit the amount so collected to the Seller.

               (b) The Buyer and Unidigital shall indemnify, defend and hold harmless the Seller and any parent, subsidiary or affiliate thereof and all directors, officers, employees, agents and consultants of the foregoing (collectively, the "Seller Group") from and against all Damages asserted against, imposed upon or incurred by the Seller Group or any member thereof, directly or indirectly, by reason of or resulting from or relating to the Assumed Liabilities.

          10.2 CERCLA. Nothing contained in this Agreement shall be deemed a waiver of the right of the Buyer to maintain a private party cost recovery action under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq.

          10.3 Notice and Defense of Claims. The parties' obligations and liabilities hereunder with respect to claims resulting from the assertion of liability by the Buyer Group, the Seller Group or third parties shall be subject to the following terms and conditions:

               (a) Notice. The party seeking indemnification hereunder (each, an "Indemnified Party") shall give prompt written notice to the party from whom indemnification is being sought (each, an "Indemnifying Party") of any claim or event known to it which does or may give rise to a claim by the Indemnified Party against the Indemnifying Party for which the Indemnified Party believes it is entitled to indemnification pursuant to this Section 10 of this Agreement, stating the nature and basis of said claims or events and the amounts thereof, to the extent known, and in the case of any claim, action, suit or proceeding brought by any third party, a copy of any claim, process or legal pleadings with respect thereto promptly after any such documents are received by the Indemnified Party. Such notice shall be given in accordance with Section 12 hereof.

               (b)  Third Party Claims or Actions.
                    -----------------------------

                    (i) In the event any claim, action, suit or proceeding is made or brought by any third party against the Indemnified Party, with respect to which the Indemnifying Party may have liability for Damages under this
Section 10 of this Agreement, the Indemnifying Party shall, at its own expense, be entitled to participate in and, to the extent that it shall wish, jointly and with any other Indemnifying Party, to assume the defense, with independent counsel reasonably satisfactory to the Indemnified Party, provided that in assuming the defense of any such third party claim, action, suit or proceeding, the Indemnifying Party acknowledges in writing to the Indemnified Party that the Indemnifying Party shall thereafter be liable for any Damage with respect to such claim, action, suit or proceeding.

                    (ii) If the Indemnifying Party elects to assume control of such defense or settlement, it shall conduct such defense or settlement in a manner reasonably satisfactory and effective to protect the Indemnified Party fully; such company and its counsel will keep the Indemnified Party fully advised as to its conduct of such defense or settlement, and no compromise or settlement shall be agreed or made without the written consent of the Indemnified Party. In any case, the Indemnified Party shall have the right to employ its own counsel and such counsel may participate in such action, but the reasonable fees and expenses of such counsel shall be at the expense of the Indemnified Party, when and as incurred, unless (A) the employment of counsel by the Indemnified Party has been authorized in writing by the Indemnifying Party,
(B) the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in the conduct of the defense of such action, (C) the Indemnifying Party shall not in fact have employed independent counsel reasonably satisfactory to the Indemnified Party to assume the defense of such action and shall have been so notified by the Indemnified Party, (D) the Indemnified Party shall have reasonably concluded and specifically notified the Indemnifying Party either that there may be specific defenses available to it which are different from or additional to those available to it or that such claim, action, suit or proceeding involves or could have a material adverse effect upon it beyond the financial resources of the Indemnifying Party or the scope of this Agreement, or
(E) the Indemnifying Party fails to conduct such defense or settlement in a manner reasonably satisfactory to protect the Indemnified Party fully. If clause
(B), (C), (D) or (E) of the preceding sentence shall be applicable, then counsel for the Indemnified Party shall have the right to direct the defense of such claim, action, suit or proceeding on behalf of the Indemnified Party and the reasonable fees and disbursements of such counsel shall constitute Damages hereunder.

                    (iii)If the Indemnifying Party does not elect to assume the defense of any such claim, or if they fail to conduct said defense or settlement in a manner reasonably satisfactory to protect the Indemnified Party fully, the Indemnified Party may engage independent counsel selected by the Indemnified Party to assume the defense and may contest, pay, settle or compromise any such claim on such terms and conditions as the indemnified party may determine. The reasonable fees and disbursements of such counsel shall constitute Damages hereunder.

                    (iv) The Buyer and the Selling Parties, as the case may be, shall be kept fully informed of such claim, action, suit or proceeding at all stages thereof whether or not such party is represented by its own counsel.

          10.4 Cooperation. The parties hereto agree to render to each other such assistance as they may reasonably require of each other and to cooperate in good faith with each other in order to ensure the proper and adequate defense of any claim, action, suit or proceeding brought by any third party. Where counsel has been selected by the Selling Parties or by the Buyer pursuant to Section 10.4, the Selling Parties or the Buyer, as the case may be, shall be entitled to rely upon the advice of such counsel in the conduct of the defense.

          10.5 Confidentiality. The parties agree to cooperate in such a manner as to preserve in full the confidentiality of all confidential business records and the attorney-client and work-product privileges. In connection therewith, each party agrees that (a) it will use its best efforts, in any action, suit or proceeding in which it has assumed or participated in the defense, to avoid production of confidential business records and (b) all communications between any party hereto and counsel responsible for or participating in the defense of any action, suit or proceeding shall, to the extent possible, be made so as to preserve any applicable attorney-client or work-product privilege.

          10.6 Escrow; Right of Offset. The Buyer may offset any and all Damages owed by the Selling Parties to the Buyer Group pursuant to this Section 10 against any funds held in escrow pursuant to the Escrow Agreement. Neither the exercise of nor the failure to exercise such right or to give notice of a claim under the Escrow Agreement shall constitute an election of remedies or limit the Buyer in any manner in the enforcement of any other legal or equitable remedies that may be available to the Buyer.

          11.  Transfer and Sales Tax
               ----------------------

               The Buyer shall be responsible for and pay all filing and recording taxes and fees, and all sales, use and transfer taxes and fees, if any, upon the sale and transfer of the Assets hereunder.

          12.  Notices
               -------

               Any notices or other communications required or permitted hereunder shall be sufficiently given if in writing (including telecommunications) and delivered personally or sent by telex, telecopy or other wire transmission (with request for assurance in a manner typical with respect to communications of that type), federal express or other overnight air courier (postage prepaid), registered or certified mail (postage prepaid with return receipt requested), addressed as follows or to such other address of which the parties may have given notice:

         To the Seller:    Kwik International Color, Ltd.
                           229 West 28th Street
                           New York, New York  10001-5996
                           Attn:  Richard J. Sirota, President
                           Tel. No.:  (212) 643-0200
                           Fax No.:  (212) 643-0201

         With a copy to:   Kantor Davidoff Wolfe Mandelker & Kass
                           51 East 42nd Street
                           New York, New York 10017
                           Attn:  Herbert C. Kantor, Esq.
                           Tel. No.:  (212) 682-8383
                           Fax No.:  (212) 949-5206

         To the Buyer:     Unidigital Inc.
                           545 West 45th Street
                           New York, New York  10036
                           Attn:  Mr. William Dye, President
                           Tel. No.:  (212) 397-0800
                           Fax No.:  (212) 262-1568

         With a copy to:   Buchanan Ingersoll
                           500 College Road East
                           Princeton, New Jersey  08540
                           Attn:  David J. Sorin, Esq.
                           Tel. No.:  (609) 987-6800
                           Fax No.:  (609) 520-0360

Unless otherwise specified herein, such notices or other communications shall be deemed received (a) on the date delivered, if delivered personally or by wire transmission; (b) on the next business day after mailing or deposit with an overnight air courier; or (c) five business days after being sent, if sent by registered or certified mail.

          13.  Successors and Assigns
               ----------------------

               This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither the Seller nor the Buyer may assign all or a portion of its rights and obligations hereunder without the prior written consent of the other party, except that the Buyer may assign all or a portion of its rights and obligations hereunder to an Affiliate of the Buyer, provided that the Buyer shall remain liable for the performance of the Buyer's obligations under this Agreement. Any assignment in contravention of this provision shall be void.

          14.  Entire Agreement; Amendments; Attachments
               -----------------------------------------

               (a) This Agreement, all Schedules and Exhibits hereto, and all agreements and instruments to be delivered by the parties pursuant hereto represent the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede all prior oral and written and all contemporaneous oral negotiations, commitments and understandings between such parties except as expressly provided herein. The Buyer and the Seller, by the consent of their respective Boards of Directors, or officers authorized by such Boards, may amend or modify this Agreement, in such manner as may be agreed upon, by a written instrument executed by the Buyer and the Seller.

               (b) If the provisions of any Schedule or Exhibit to this Agreement are inconsistent with the provisions of this Agreement, the provisions of the Agreement shall prevail. The Exhibits and Schedules attached hereto or to be attached hereafter are hereby incorporated as integral parts of this Agreement.

          15.  Expenses
               --------

               Except as otherwise expressly provided herein, the Buyer and the Seller shall each pay their own expenses in connection with this Agreement and the transactions contemplated hereby.

          16.  Governing Law
               -------------

               This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to conflicts of laws rules or principles.

          17.  Section Headings
               ----------------

               The section headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

          18.  Severability
               ------------

               The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          19.  Counterparts
               ------------

               This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

          20.  Currency
               --------

               Unless otherwise indicated, all dollar amounts referred to in this Agreement are in United States funds.

          21.  Waiver
               ------

               The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party, (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given, and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

          22.  Ambiguity in Drafting
               ---------------------

               Each party shall have been deemed to have participated equally in the drafting of this Agreement and the agreements contemplated hereby and any ambiguity in any such contracts shall not be construed against any purported author thereof.




                            [Signature page follows]

               IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of and on the date first above written.


(Corporate Seal)                             SELLER:

ATTEST:                                      KWIK INTERNATIONAL COLOR, LTD.



/s/ Herbert C. Kantor                        By:/s/ Richard J. Sirota
-----------------------------                   -----------------------------
Assistant Secretary                             Name:     Richard J. Sirota
                                                Title:    President


                                             SHAREHOLDER:


                                             /s/ Richard J. Sirota
                                             --------------------------------
                                             Richard J. Sirota


(Corporate Seal)                             BUYER:

ATTEST:                                      UNISON (NY), INC.



/s/ Peter Saad                               By:/s/ William E. Dye
-----------------------------                   -----------------------------
Secretary                                       Name:     William E. Dye
                                                Title:    Chairman of the Board


(Corporate Seal)

ATTEST:                                      UNIDIGITAL INC.


/s/ Peter Saad                               By:/s/ William E. Dye
-----------------------------                   -----------------------------
Assistant Secretary                             Name:     William E. Dye
                                                Title:    President